Income Taxes - Income Tax Temporary Differences Table (Details) - USD ($) $ in Thousands		Dec. 31, 2015	Dec. 31, 2014
Income Tax Disclosure [Abstract]
Depreciable property		$ (138,159)	$ (168,998)
Credit carryforwards		512	526
Other intangible assets		(2,070)	(1,450)
Other		13	7
Net long-term deferred income tax liabilities	[1]	$ (139,704)	$ (169,915)

[1]	Financial information as of December 31, 2015, has been recast to include the financial position and results attributable to the Springfield system, and the financial information as of December 31, 2014, has been recast to include the financial position and results attributable to the Springfield and DBJV systems. See Note 1 and Note 2.